                                                  [KEY LOGO APPEARS HERE]

NEWS                                              KEYCORP
                                                  127 Public Square
                                                  Cleveland, Ohio 44114-1306

MEDIA CONTACTS:                   ANALYST CONTACTS:
  John Fuller   (216) 689-8140      Jay S. Gould            (216) 689-4721
  Bill Murschel (216) 689-0457      Vernon L. Patterson     (216) 689-0520


FOR IMMEDIATE RELEASE

                 KEYCORP REPORTS SECOND QUARTER 1996 EARNINGS
                 --------------------------------------------

* SECOND QUARTER EPS OF $0.92 VS. $0.83 A YEAR AGO, UP 11 PERCENT
* NET INTEREST MARGIN INCREASED BY 31 BASIS POINTS COMPARED TO YEAR-AGO QUARTER
* NONINTEREST INCOME UP 18 PERCENT OVER PRIOR YEAR
* ASSET QUALITY REMAINED STABLE THROUGHOUT THE QUARTER

     CLEVELAND, July 18, 1996 -- KeyCorp (NYSE: KEY) today reported earnings of $217 million, or $0.92 per common share, for the 1996 second quarter. This compares with earnings of $199 million, or $0.83 per common share, for the year-ago quarter and $208 million, or $0.88 per common share, for the 1996 first quarter.

     Robert W. Gillespie, KeyCorp president and chief executive officer, said, "Results for the second quarter were consistent with our expectations and represented another quarter of improved core earnings. We continue to be pleased with our overall financial performance, especially in light of the significant strategic investments that have been made in our major lines of business. The second quarter was positively impacted by a higher net interest margin, stronger fee income, and stable asset quality."

     Gillespie added: "We completed a major regionalization initiative during the quarter as our banks in the three-state Great Lakes Region were combined to form KeyBank National Association. This represents an important step in positioning the company for interstate banking and allows us to leverage KeyCorp's unique position as a nationwide financial services company."

                                   --more--

KEYCORP EARNINGS
JULY 18, 1996
PAGE 2

     K. Brent Somers, KeyCorp senior executive vice president and chief financial officer, said, "Contributing to the favorable earnings trend in the 1996 second quarter were the continuing benefits of our balance sheet management and expense control initiatives. Through the first six months of 1996, we repurchased 5 million shares of KeyCorp common stock and redeemed the $160 million of Cumulative Preferred Stock on June 30, 1996. We were also pleased with the continued improvement in KeyCorp's efficiency ratio, which was
60.50 percent in the 1996 second quarter, compared with 63.05 percent in the year-ago quarter."

     Net interest income for the 1996 second quarter totaled $682 million, up $15 million, or 2 percent, from the year-ago quarter. This increase reflected a 31 basis point improvement in the net interest margin to 4.80 percent, which was partially offset by a planned reduction in average earning assets of $2.9 billion, or 5 percent. The net interest margin increase was attributable to wider loan spreads, in part as a result of the securitization and sale of lower spread assets, and the reinvestment of funds from maturing securities. Excluding the impact of securitizations and sales, average loans increased $2.9 billion, or 7 percent, from the year-ago period and 7 percent, on an annualized basis, from the prior quarter. Compared to the 1996 first quarter, net interest income was up $13 million, or 2 percent, reflecting a 10 basis point improvement in the net interest margin, which was partially offset by a planned $342 million, or 1 percent, reduction in average earning assets.

     Noninterest income for the 1996 second quarter totaled $264 million, up $41 million, or 18 percent, from the year-ago quarter. The increase reflected higher credit card fees (up 20 percent) and stronger insurance and brokerage income (up 7 percent). Also favorably impacting noninterest income in the second quarter were service charges on deposit accounts (up 3 percent), trust and asset management income (up 3 percent), higher loan securitization income and an $8 million gain from the previously announced sale of Society First Federal Savings Bank in early June. Compared to the 1996 first quarter, noninterest income was up $15 million, reflecting the gain from the sale of the Florida savings bank, as well as stronger trust and asset management income and higher credit card fees.

                                   --more--

KEYCORP EARNINGS
JULY 18, 1996
PAGE 3

     Noninterest expense for the 1996 second quarter totaled $579 million, up $11 million, or 2 percent, from the year-ago quarter. The increase reflected higher personnel expense and the impact of acquisitions completed since the 1995 first quarter, which more than offset the reduction in FDIC insurance assessments. Compared to the 1996 first quarter, noninterest expense was up $9 million. This increase was primarily attributable to the impact of company-wide merit increases which were effective in April.

     Asset quality in the 1996 second quarter was relatively unchanged from 1996 first quarter performance. Nonperforming assets ended the second quarter at $371 million, or 0.77 percent of loans plus other real estate owned and other nonperforming assets, compared with $389 million, or 0.81 percent, for the previous quarter. Net loan charge-offs for the 1996 second quarter continued their gradual move toward more historic levels and totaled $46 million, or 0.38 percent of average loans, up slightly from $43 million, or
0.36 percent, in the 1996 first quarter. The provision for loan losses for the 1996 second quarter was $47 million, and exceeded the quarter's net loan charge-offs. The allowance for loan losses as a percent of period-end loans remained stable at 1.82 percent and the nonperforming loan coverage ratio improved from 257 percent at the end of the prior quarter to 267 percent at June 30, 1996.

     At June 30, 1996, KeyCorp's assets totaled $64.8 billion and shareholders' equity totaled $5.0 billion. The Tier 1 Capital ratio was estimated at 7.46 percent and the Total Capital ratio was estimated at 11.51 percent. All of KeyCorp's banking affiliates continue to receive the FDIC's highest capital classification.

                                     # # #

KeyCorp Reports Second Quarter 1996 Earnings
July 18, 1996
Page 4
                  FINANCIAL HIGHLIGHTS
     (dollars in millions, except per share amounts)


                                             Three months ended
                                       -------------------------------
                                        6-30-96    3-31-96    6-30-95
                                       ---------  ---------  ---------
SUMMARY OF OPERATIONS
   Net interest income (TE)                 $694       $682       $682
   Provision for loan losses                  47         44         21
   Noninterest income                        264        249        223
   Noninterest expense                       579        570        568
   Net income                                217        208        199

PER COMMON SHARE
   Net income                             $  .92     $  .88     $  .83
   Cash dividends                            .38        .38        .36
   Book value at period-end                21.63      21.43      19.71
   Market price at period-end              38.75      38.63      31.38

AT PERIOD-END
   Full-time equivalent employees         28,319     28,902     29,233
   Full-service banking offices            1,239      1,270      1,308

PERFORMANCE RATIOS
   Return on average total assets           1.35 %     1.28 %     1.19 %
   Return on average common equity         17.15      16.42      16.86
   Return on average total equity          16.93      16.22      16.63
   Efficiency  1                           60.50      61.22      63.05
   Overhead  2                             45.53      47.07      51.10
   Net interest margin (TE)                 4.80       4.70       4.49

CAPITAL RATIOS AT PERIOD-END
   Equity to assets                         7.71 %     7.88 %     6.93 %
   Tangible equity to tangible assets       6.27       6.38       5.75
   Tier 1 risk-adjusted capital 3           7.46       7.71       7.45
   Total risk-adjusted capital 3           11.51      11.45      10.82
   Leverage 3                               6.44       6.43       5.88


1 Calculated as noninterest expense divided by taxable-equivalent net interest income plus noninterest income (excluding net securities transactions).

2 Calculated as noninterest expense less noninterest income (excluding net securities transactions) divided by taxable-equivalent net interest income.

3 6-30-96 ratio is estimated.

TE = Taxable Equivalent

KeyCorp Reports Second Quarter 1996 Earnings
July 18, 1996
Page 5
           FINANCIAL HIGHLIGHTS
  (dollars in millions, except per share amounts)


                                               Three months ended
                                           ---------------------------
                                           6-30-96  3-31-96    6-30-95
                                           -------  -------    -------
ASSET QUALITY
   Net loan charge-offs                       $ 46     $ 43       $ 21
   Net loan charge-offs to average loans       .38 %    .36 %      .17 %
   Allowance for loan losses                  $870     $875       $867
   Allowance for loan losses to
     period-end loans                         1.82 %   1.82 %     1.80 %
   Allowance for loan losses to
     nonperforming loans                    266.87   256.60     278.88
   Nonperforming loans at period-end          $326     $341       $311
   Nonperforming assets at period-end          371      389        366
   Nonperforming loans to period-end loans     .68 %    .71 %      .65 %
   Nonperforming assets to period-end
     loans plus OREO and other nonperforming
     assets                                    .77      .81        .76



                                                     Six months ended
                                                    ------------------
                                                    6-30-96    6-30-95
                                                    -------    -------
SUMMARY OF OPERATIONS
   Net interest income (TE)                          $1,376     $1,340
   Provision for loan losses                             91         39
   Noninterest income                                   513        394
   Noninterest expense                                1,149      1,129
   Income before extraordinary item                     425        373
   Net income                                           425        409

PER COMMON SHARE
   Income before extraordinary item                   $1.80      $1.54
   Net income                                          1.80       1.69
   Cash dividends                                       .76        .72

PERFORMANCE RATIOS
   Return on average total assets                      1.32 %     1.24 %
   Return on average common equity                    16.78      17.55
   Return on average total equity                     16.58      17.30
   Efficiency 1                                       60.86      63.58
   Overhead 2                                         46.29      51.72
   Net interest margin (TE)                            4.75       4.44

ASSET QUALITY
   Net loan charge-offs                                 $89        $38
   Net loan charge-offs to average loans                .37 %      .16 %


KeyCorp Reports Second Quarter 1996 Earnings
June 18, 1996
Page 6
         		      CONSOLIDATED BALANCE SHEETS
               			  (dollars in millions)


ASSETS                                           6-30-96  3-31-96  6-30-95
                                                 -------  -------  -------
   Loans                                         $47,826  $48,161  $48,093
   Mortgage loans held for sale                      102      112      698
   Investment securities                           1,714    1,679    9,919
   Securities available for sale                   7,251    7,482    1,437
   Short-term investments                            511      507      799
                                                 -------  -------  -------
      Total earning  assets                       57,404   57,941   60,946
   Allowance for loan losses                        (870)    (875)    (867)
   Cash and due from banks                         3,061    2,975    3,197
   Premises and equipment                          1,032    1,032    1,018
   Goodwill                                          844      881      660
   Other intangible assets                           154      160      180
   Corporate owned life insurance                  1,192    1,177      647
   Other assets                                    1,947    1,761    1,700
                                                 -------  -------  -------
      TOTAL ASSETS                               $64,764  $65,052  $67,481
                                                 =======  =======  =======


LIABILITIES
   Deposits in domestic offices:
      Noninterest-bearing                        $ 8,877  $ 8,571  $ 8,604
      Interest-bearing                            34,448   36,451   37,738
   Deposits in foreign offices-interest-bearing    1,092      379    2,330
                                                 -------  -------  -------
      Total deposits                              44,417   45,401   48,672
   Federal funds purchased and securities
    sold under repurchase agreements               6,171    5,820    4,794
   Other short-term borrowings                     3,408    2,952    4,067
   Other liabilities                               1,598    1,489    1,254
   Long-term debt                                  4,174    4,266    4,020
                                                 -------  -------  -------
      TOTAL LIABILITIES                           59,768   59,928   62,807

SHAREHOLDERS' EQUITY
   Preferred stock                                    --      160      160
   Common equity                                   4,996    4,964    4,514
                                                 -------  -------  -------
      TOTAL SHAREHOLDERS' EQUITY                   4,996    5,124    4,674

                                                 -------  -------  -------
      TOTAL LIABILITIES AND
        SHAREHOLDERS' EQUITY                     $64,764  $65,052  $67,481
                                                 =======  =======  =======

Common Shares outstanding (000)                  230,979  231,670  229,032


KeyCorp Reports Second Quarter 1996 Earnings
July 18, 1996
Page 7
                            CONSOLIDATED STATEMENTS OF INCOME
                    (dollars in millions, except per share amounts)

                                                    Three months ended
                                                --------------------------
                                                6-30-96  3-31-96   6-30-95
                                                -------  -------   -------
INTEREST INCOME                                  $1,234   $1,236    $1,299

INTEREST EXPENSE                                    552      567       632
                                                -------  -------   -------
NET INTEREST INCOME                                 682      669       667
Provision for loan losses                            47       44        21
                                                -------  -------   -------
                                                    635      625       646

NONINTEREST INCOME
   Service charges on deposit accounts               72       72        70
   Trust and asset management income                 61       58        59
   Loan securitization income                        14       13        --
   Credit card fees                                  24       20        20
   Insurance and brokerage income                    16       18        15
   Mortgage banking income                            6        8         7
   Net securities gains (losses)                      1       --         3
   Other income                                      70       60        49
                                                -------  -------   -------
      Total noninterest income                      264      249       223

NONINTEREST EXPENSE
   Personnel                                        298      291       271
   Net occupancy                                     54       54        52
   Equipment                                         40       38        39
   FDIC insurance assessments                         3        2        26
   Amortization of intangibles                       22       22        19
   Professional fees                                 13       16        17
   Marketing                                         17       21        17
   Other expense                                    132      126       127
                                                -------  -------   -------
      Total noninterest expense                     579      570       568
                                                -------  -------   -------
INCOME BEFORE INCOME TAXES                          320      304       301
   Income taxes                                     103       96       102
                                                -------  -------   -------
NET INCOME                                        $ 217    $ 208     $ 199
                                                =======  =======   =======

Net income applicable to Common Shares              $213     $204     $195
Net income per Common Share                          .92      .88      .83

Wtd. avg. Common Shares outstanding (000)        231,341  233,100  235,329
Taxable-equivalent adjustment                        $12      $13      $15


KeyCorp Reports Second Quarter 1996 Earnings
July 18, 1996
Page 8


                            CONSOLIDATED STATEMENTS OF INCOME
                     (dollars in millions, except per share amounts)

                                                          Six months ended
                                                         -----------------
                                                          6-30-96  6-30-95
                                                         -------   -------
INTEREST INCOME                                           $2,470    $2,544

INTEREST EXPENSE                                           1,119     1,234
                                                         -------   -------
NET INTEREST INCOME                                        1,351     1,310
Provision for loan losses                                     91        39
                                                         -------   -------

                                                           1,260     1,271

NONINTEREST INCOME
   Service charges on deposit accounts                       144       136
   Trust and asset management income                         119       112
   Loan securitization income                                 27         6
   Credit card fees                                           44        37
   Insurance and brokerage income                             34        27
   Mortgage banking income                                    14        25
   Net securities gains (losses)                               1       (42)
   Other income                                              130        93
                                                         -------   -------
      Total noninterest income                               513       394

NONINTEREST EXPENSE
   Personnel                                                 589       551
   Net occupancy                                             108       106
   Equipment                                                  78        79
   FDIC insurance assessments                                  5        51
   Amortization of intangibles                                44        36
   Professional fees                                          29        30
   Marketing                                                  38        33
   Other expense                                             258       243
                                                         -------   -------
     Total noninterest expense                             1,149     1,129
                                                         -------   -------
INCOME BEFORE INCOME TAXES AND
   EXTRAORDINARY ITEM                                        624       536
   Income taxes                                              199       163
                                                         -------   -------
INCOME BEFORE EXTRAORDINARY ITEM                             425       373
   Extraordinary net gain from the
    sales of subsidiaries, net of
    income taxes of $25                                       --        36
                                                         -------   -------
NET INCOME                                                $  425    $  409
                                                         =======   =======

Net income applicable to Common Shares                      $417      $401
Per Common Share:
   Income before extraordinary item                        $1.80     $1.54
   Net income                                               1.80      1.69

Wtd. avg. Common Shares outstanding (000)                232,220   237,651
Taxable-equivalent adjustment                                $25       $30


KeyCorp Reports Second Quarter 1996 Earnings
July 18, 1996
Page 9

                      CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEETS
                                      (in millions)


                                                     Three months ended
                                                 -------------------------
                                                 6-30-96  3-31-96  6-30-95
                                                 -------  -------  -------
ASSETS
   Loans                                         $48,192  $47,800  $48,305
   Mortgage loans held for sale                      100      352      195
   Investment securities                           1,673    1,685   10,138
   Securities available for sale                   7,410    7,864    1,424
   Short-term investments                            491      507      727
                                                 -------  -------  -------
       Total earning assets                       57,866   58,208   60,789
   Allowance for loan losses                        (877)    (875)    (869)
   Cash and due from banks                         2,468    2,662    2,797
   Other assets                                    5,166    5,116    4,233
                                                 -------  -------  -------
      TOTAL ASSETS                               $64,623  $65,111  $66,950
                                                 =======  =======  =======

LIABILITIES
   Deposits in domestic offices:
      Noninterest-bearing                        $ 8,202  $ 8,208  $ 8,007
      Interest-bearing                            35,569   36,603   37,586
   Deposits in foreign offices-interest-bearing    1,154      848    2,520
                                                 -------  -------  -------
      Total deposits                              44,925   45,659   48,113
   Federal funds purchased and securities
     sold under repurchase agreements              5,899    5,691    5,037
   Other short-term borrowings                     2,922    2,950    3,686
   Other liabilities                               1,571    1,551    1,441
   Long-term debt                                  4,152    4,102    3,875
                                                 -------  -------  -------
      TOTAL LIABILITIES                           59,469   59,953   62,152

SHAREHOLDERS' EQUITY
   Preferred stock                                   158      160      160
   Common equity                                   4,996    4,998    4,638
                                                 -------  -------  -------
      TOTAL SHAREHOLDERS' EQUITY                   5,154    5,158    4,798
                                                 -------  -------  -------
      TOTAL LIABILITIES AND
        SHAREHOLDERS' EQUITY                     $64,623  $65,111  $66,950
                                                 =======  =======  =======


KeyCorp Reports Second Quarter 1996 Earnings
July 18, 1996
Page 10

           CONSOLIDATED YEAR-TO-DATE AVERAGE BALANCE SHEETS
                             (in millions)


                                                          Six months ended
                                                          ----------------
                                                          6-30-96  6-30-95
                                                          -------  -------
ASSETS
   Loans                                                  $47,996  $47,601
   Mortgage loans held for sale                               226      219
   Investment securities                                    1,679   10,184
   Securities available for sale                            7,637    1,523
   Short-term investments                                     499      998
                                                          -------  -------
      Total earning assets                                 58,037   60,525
   Allowance for loan losses                                 (876)    (861)
   Cash and due from banks                                  2,565    2,710
   Other assets                                             5,141    4,332
                                                          -------  -------
      TOTAL ASSETS                                        $64,867  $66,706
                                                          =======  =======


LIABILITIES
   Deposits in domestic offices:
      Noninterest-bearing                                 $ 8,205  $ 7,982
      Interest-bearing                                     36,086   37,182
   Deposits in foreign offices-interest-bearing             1,001    2,919
                                                          -------  -------
      Total deposits                                       45,292   48,083
   Federal funds purchased and securities
    sold under repurchase agreements                        5,795    5,268
   Other short-term borrowings                              2,936    3,494
   Other liabilities                                        1,561    1,353
   Long-term debt                                           4,127    3,745
                                                          -------  -------
      TOTAL LIABILITIES                                    59,711   61,943


SHAREHOLDERS' EQUITY
   Preferred stock                                            159      160
   Common equity                                            4,997    4,603
                                                          -------  -------
      TOTAL SHAREHOLDERS' EQUITY                            5,156    4,763

      TOTAL LIABILITIES AND                               -------  -------
        SHAREHOLDERS' EQUITY                              $64,867  $66,706
                                                          =======  =======



